UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2016

Revolution Lighting Technologies, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-23590	59-3046866
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

177 Broad Street, 12th Floor

Stamford, Connecticut 06901

(Address of principal executive offices)(Zip code)

Registrant’s telephone number, including area code: (203) 504-1111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2016, Revolution Lighting Technologies, Inc. (the “Company”) filed a certificate of amendment to its Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to effect a one-for-ten reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), that became effective upon filing. The reverse stock split will be effective for trading purposes as of the commencement of trading on the NASDAQ Capital Market (“NASDAQ”) on March 11, 2016. At the effective time of the reverse stock split, every ten shares of the Company’s pre-split Common Stock will automatically be reclassified as and converted into one share of post-split Common Stock. Fractional shares that arise as a result of the reverse stock split will be settled in a cash payment based on the product obtained by multiplying the number of fractional shares a stockholder would be entitled to after the effectiveness of the reverse stock split by the last reported sale price of the Common Stock on March 10, 2016 as reported on NASDAQ. The number of authorized shares of the Common Stock and the par value of the Common Stock will remain unchanged following the reverse stock split. Outstanding equity awards will be proportionately reduced to give effect to the reverse stock split and the shares available for future grants under the Company’s 2013 Stock Incentive Plan will be proportionately reduced to give effect to the reverse stock split.

Item 8.01. Other Events.

On March 10, 2016, the Company issued a press release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit 3.1	Third Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, of Revolution Lighting Technologies, Inc.

Exhibit 99.1	Press Release dated March 10, 2016, titled “Revolutionary Lighting Technologies Announces One-For-Ten Reverse Stock Split.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Revolution Lighting Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

Dated: March 10, 2016

Exhibit Index

Exhibit Number	Description

3.1	Third Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, of Revolution Lighting Technologies, Inc.

99.1	Press Release dated March 10, 2016, titled “Revolution Lighting Technologies Announces a One-for-Ten Reverse Stock Split.”